   NUMBER                                                     SHARES

COMMON STOCK                                               COMMON STOCK

                                                           See reverse for
                                                           certain definitions

                                                           CUSIP 11769 10 9


                                     [LOGO]

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


THIS CERTIFIES that


is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE OF $.01 PER SHARE, OF
                                   BUCA, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:


/s/ Greg A. Gadel                          /s/ Joseph P. Micatrotto
SECRETARY                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER


CONTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
(MINNEAPOLIS, MINNESOTA) TRANSFER AGENT AND REGISTRAR

BY

                        AUTHORIZED SIGNATURE

BUCA, INC.


THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DEIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.



                         ------------------------------


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    --as tenants in common

TEN ENT    --as tenants by the entireties
JT TEN     --as joint tenants with right of
             survivorship and not as tenants
             in common

                                 UNIF GIFT MIN ACT--........Custodian........
                                                     (Cust)           (Minor)
                                                   under Uniform Gifts to Minors

                                                Act............
                                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------  ----------------------------------------


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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                         Shares
------------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
--------------------------------------------------------------------
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises

Dated
                                ------------------------------------------------

                                ------------------------------------------------

                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guaranteed